UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Event Requiring Report: November 3, 2000




                        DELTA CAPITAL TECHNOLOGIES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified on its Charter)


            000-27407                              98-0187
     -----------------------                --------------------------
    (Commission File Number)            (IRS Employer Identification Number)



                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)




                          Suite B201, 1331 Homer Street
                          Vancouver, BC V6B 5M5 Canada
             -------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (604) 644-4979
                      ------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. Other Events


On November 3, 2000, subsequent to their resignation from the Company, Peterson Sullivan PLLC reached agreement with the Company to be reinstated as the auditors of the Company.

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEM 7.           Financial Statements and Exhibits

The following exhibit is included as part of this report:

EXHIBIT           PAGE
NO.               NO.               DESCRIPTION

16(i)             2                 Letter re certifying accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2001


                     Delta Capital Technologies, Inc.



                     By:      /s/ Judith Miller
                         ------------------------------------------------

                     Judith Miller, Director and Corporate Secretary




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


                           PETERSON SULLIVAN P.L.L.C.
                           601 Union Street Suite 2300
                  Seattle WA 98101 (206) 382-7777 FAX 382-7700
                          Certified Public Accountants



November 3, 2000


Securities and Exchange Commission
450 Fifth St NW
Washington DC 20549

RE: AUDITOR REINSTATEMENT

         Peterson Sullivan PLLC resigned as the auditors of Delta Capital Technologies, Inc., effective October 20, 2000.

Subsequant to that date, Peterson Sullivan PLLC has reached agreement with Delta Capital Technologies to be reinstated as the auditors of Delta Capital Technologies, Inc. The reinstatement is effective November 3, 2000.

No Form 8-K was filed by Delta Capital Technologies Inc. for either the resignation or the reinstatements of Peterson Sullivan PLLC as the auditors for Delta Capital Technologies, Inc.

If you have any questions, please contact Mr. Ray Holmdahl at (206) 382-7777

Very truly yours

/s/ PS by RH 11/3
-----------------------------
PETERSON SULLIVAN PLLC



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